UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016
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F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia	000-13273	54-1280811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1111Timberville, Virginia	22853
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On October 24-25, 2016, F&M Bank Corp. (the “Company”) participated in the 2016 MicroCap Conference in Philadelphia, PA. An investor presentation, which includes information regarding the Company’s financial results, business strategies and trends was presented and made available to analysts and investors. The presentation can be replayed for 90 days at the following website http://wsw.com/webcast/microcapconf2/fmbm. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

F&M Bank Corp. is the parent company of Farmers & Merchants Bank. F&M is the only publicly traded Financial Institution based in Rockingham County Virginia (Harrisonburg MSA).

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	F&M Bank Corp. investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: October 26, 2016	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	F&M Bank Corp. investor presentation

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